UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 17, 2005




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                          56-0769274
-------------------                   -----------------------------------------
(State of Incorporation)                ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
            --------------------------------------------------------
                     (Address of Principal Executive Office)

Registrant's telephone number, including area code 828-456-3545
                                                   ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (d) Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On August 17, 2005 Sarah E. Lovelace was elected to serve the unexpired term of deceased Wellco Director James T. Emerson. Ms. Lovelace, who was the sister of Mr. Emerson, is the sole Executor of the Estate of James T. Emerson. The Estate includes 747,084 shares of the common shares of Wellco, representing 58.8% of the total issued and outstanding common shares of Wellco.

Ms. Lovelace will serve on the Compensation Committee of the Board of Directors. Ms. Lovelace is the mother of Wellco Director Mr. John D. Lovelace.

Ms. Lovelace will serve until the November 15, 2005 Annual Meeting of Wellco shareholders at which all nine members of its Board of Directors will be elected for a one-year term.






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WELLCO ENTERPRISES, INC.

 /s/ David Lutz
 David Lutz
 President - Chief Executive Office


                                                        Dated: August 22, 2005